UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2020

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive, Fort Worth, Texas	76155
1 Skyview Drive, Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234
N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Amendment to Treasury Loan Agreement
On October 21, 2020 (the “Amendment Date”), American Airlines, Inc. (“American”) and American Airlines Group Inc., American’s parent corporation (“AAG” and, together with American, the “Companies”), entered into a Restatement Agreement, dated as of the Amendment Date (the “Restatement Agreement”), to the Loan and Guarantee Agreement, dated as of September 25, 2020 (the “Original Loan Agreement” and as amended and restated by the Restatement Agreement, the “Loan Agreement”), among American, as the borrower, AAG, as guarantor, the other guarantors party thereto from time to time, the United States Department of the Treasury (the “Treasury”), as lender, and the Bank of New York Mellon, as administrative agent and collateral agent. The Loan Agreement provides for a secured term loan facility (the “Facility”), which permits American to borrow up to $7,500 million, representing an increase of $2,023 million beyond the $5,477 million of commitment under the Facility as of the date of execution of the Original Loan Agreement. On September 25, 2020, American borrowed $550 million, which currently accrues interest at the rate of 3.73% through September 15, 2021, at which time the interest rate will reset according to the formula set forth in the Loan Agreement. No additional borrowing was made by American on the Amendment Date in connection with the entry into the Restatement Agreement.
In connection with its entry into the Original Loan Agreement, AAG entered into a warrant agreement (the “Warrant Agreement”) with Treasury pursuant to which AAG agreed to issue warrants (each a “Warrant” and, collectively, the “Warrants”) to Treasury to purchase up to an aggregate of 43,780,975 shares (the “Warrant Shares”) of AAG’s common stock, par value $0.01 per share, based on a commitment of $5,477 million under the Facility as of the date of execution of the Original Loan Agreement. Upon entry into the Restatement Agreement, Warrants to purchase up to 59,952,038 Warrant Shares became issuable by AAG to Treasury pursuant to the Warrant Agreement based on the increased commitment of $7,500 million under the Facility as of the Amendment Date. Of such Warrants to purchase 59,952,038 Warrant Shares, AAG issued a Warrant to purchase 4,396,483 Warrant Shares on September 25, 2020 in connection with the borrowing of $550 million described above. On the date of each additional borrowing under the Loan Agreement, AAG will issue to Treasury an additional Warrant proportionate with the amount borrowed (i.e, an additional Warrant for a number of shares of AAG’s common stock equal to (a) 10% of such borrowing, divided by (b) the exercise price of $12.51 per Warrant Share).
The other material terms of the Loan Agreement and the Warrant Agreement, including the terms of the issuance of the Warrants, remain effective as described in Current Report on Form 8-K of American and AAG filed on September 25, 2020.
At the Market Offering
On October 22, 2020, AAG entered into an equity distribution agreement (the “Distribution Agreement”) with Goldman Sachs & Co. LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and BNP Paribas Securities Corp. (collectively, the “Managers”), relating to the issuance and sale from time to time by AAG (the “ATM Offering”), through the Managers, of shares of AAG’s common stock having an aggregate gross sales price of up to $1,000,000,000 (the “ATM Shares”). Sales of the ATM Shares, if any, under the Distribution Agreement may be made in ordinary brokers’ transactions, to or through a market maker, on or through The Nasdaq Global Select Market, the existing trading market for AAG’s common stock, or any other market venue where AAG’s common stock may be traded, in the over-the-counter
market, in privately negotiated transactions, or through a combination of any such methods of sale. The Managers may also sell AAG’s common stock by any other method permitted by law.
Under the terms of the Distribution Agreement, AAG may also sell ATM Shares to any Manager, as principal for its own account, including a block trade, at a price agreed upon at the time of sale. If AAG sells ATM Shares to a Manager as principal, AAG will enter into a separate terms agreement with such Manager and will describe any such agreement in a separate prospectus supplement or pricing supplement.
The Distribution Agreement includes customary representations, warranties and covenants by AAG and customary obligations of the parties and termination provisions. AAG has agreed to indemnify the Managers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Managers may be required to make with respect to any of those liabilities. Under the terms of the Distribution Agreement, AAG will pay the Managers a commission of up to 1.0% of the gross sales price of any ATM Shares sold.
The ATM Shares to be sold under the Distribution Agreement, if any, will be issued and sold pursuant to the prospectus forming a part of AAG’s shelf registration statement on Form
S-3
(File
No. 333-236503),
which became effective upon filing by AAG with the Securities and Exchange Commission on February 19, 2020, and a prospectus supplement dated October 22, 2020 related thereto. AAG plans to use the net proceeds from any sales of ATM Shares pursuant to the Distribution Agreement for general corporate purposes and to enhance its liquidity position.
The offering of common stock pursuant to the Distribution Agreement will terminate upon the earliest of (1) the sale of all ATM Shares subject to the Distribution Agreement, (2) the termination of the Distribution Agreement by AAG or by any of the Managers, with respect to such Manager only or (3) February 19, 2023.
The foregoing description of the Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on
Form 8-K
and is incorporated in this Item 1.01 by reference.
The Managers and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with AAG in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information provided in Item 1.01 under the caption “Amendment to Treasury Loan Agreement” is incorporated herein by reference to the extent responsive to Item 2.03.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.
The information provided in Item 1.01 under the caption “Amendment to Treasury Loan Agreement” is incorporated herein by reference to the extent responsive to Item 3.02.

ITEM 7.01.	REGULATION FD DISCLOSURE.
On October 22, 2020, AAG released the below information solely to provide exemplar dilution calculations under certain specified circumstances, including (a) various prices per share of AAG’s common stock and (b) that the commitment of $7,500 million available under the Facility is borrowed in full. These assumptions are not intended to constitute a forecast or other projection regarding future share prices or the amount that may be borrowed under the Facility.

	Number of Warrants	Illustrative Incremental Shares to be Issued Upon Exercise of All Warrants
Assumed price per share		$15.00	$20.00	$25.00	$50.00
Warrants issued in connection with the Payroll Support Program 1 2	14,107,509	2,341,846	5,283,262	7,048,111	10,577,810
Warrants issued in connection with the Loan Agreement 1 2	4,396,483	729,816	1,646,483	2,196,483	3,296,483
Warrants issuable in connection with the Loan Agreement 1 3	55,555,555	9,222,222	20,805,555	27,755,555	41,655,555
Total	74,059,547	12,293,885	27,735,300	37,000,150	55,529,848

(amounts may not recalculate due to rounding)

1	All warrants issued or issuable in the future to Treasury have a strike price of $12.51 per share (subject to adjustment as provided in the relevant warrant agreements).
2	As of September 30, 2020, AAG had issued 14,107,509 warrants in connection with the Payroll Support Program and 4,396,483 warrants in connection with the Loan Agreement.
3	If American draws the full $7,500 million principal amount of the Facility, AAG would issue 55,555,555 additional warrants.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act, the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Companies’ plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Companies’ current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Companies’ Quarterly Report on Form
10-Q
for the nine months ended September 30, 2020 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Companies’ other filings with the Securities and Exchange Commission. There may be other factors of which the Companies are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Companies in particular have been material, are changing rapidly, and cannot be predicted. The Companies do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated October 22, 2020, by and among American Airlines Group Inc. and Goldman Sachs & Co. LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and BNP Paribas Securities Corp.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in its opinion filed as Exhibit 5.1).

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: October 22, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: October 22, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer